EXHIBIT 10.1

                          Form of Amendment to Deferred

                             Compensation Agreement



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                              AMENDMENT NUMBER ONE
                       TO DEFERRED COMPENSATION AGREEMENT

            This Amendment Number One (the "Amendment") is hereby made to the Deferred Compensation Agreement dated ________ (the "Agreement") between Provident Bank, a savings association having its principal offices at 400 Rella Boulevard, Montebello, New York 10901 (the "Bank") and ___________________. (the "Director").

         WHEREAS, Section 5.1(a) of the Agreement provides that the Bank and the Director may, by a written instrument signed by both parties, amend the Agreement at any time, except that no amendment may accelerate distributions of the Director's Deferral Account (as defined in the Agreement); and

         WHEREAS, the parties desire to amend the Agreement in order to provide that amounts deemed invested in common stock of Provident New York Bancorp (the "Company") shall remain invested in such stock and shall be distributed in the form of stock unless a change in control (as defined in the Agreement) occurs;

         NOW THEREFORE, in consideration of the mutual covenants and obligations set forth in this Amendment, the Bank and the Director hereby agree as follows:

         1.       A new section 3.3(g) is hereby added as follows:

                  (g) Notwithstanding any provision of this Agreement to the contrary, the following provisions shall apply with respect to deemed investments in Company Stock.

                  (1) As of March 31, 2006, amounts deemed invested in Company stock in accordance with the Director's investment recommendations shall continue to be deemed invested in Company stock until such amount is distributed, unless, within 60 days after the effective date of a Change in Control of the Bank, the Director requests that all or a portion of his Deferral Account balance be reinvested in a deemed investment other than Company Stock.

                  (2) Any amounts deferred on or after March 31, 2006 that are deemed to be invested in Company stock in accordance with the Director's recommendations shall continue to be deemed invested in Company stock until such amounts are distributed, unless, within 60 days after the effective date of a Change in Control of the Bank, the Director requests that all or a portion of his Deferral Account balance be reinvested in a deemed investment other than Company Stock.

                  (3) Effective March 31, 2006, all amounts deemed invested in Company stock shall be distributed solely in the form of Company stock, unless, within 60 days after the effective date of a Change in Control of the Bank, the Director requested that all or a portion of his Deferral Account balance be reinvested in a deemed investment other than Company Stock, in which case the distribution of that amount shall be made in cash.

         2.       A new section 4.1(c) is hereby added as follows:

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                  (c)  Distribution  in  Company  Stock.   Notwithstanding   any
                       --------------------------------
         provision of this Agreement to the contrary, effective March 31, 2006, all amounts deemed invested in Company stock shall be distributed solely in the form of Company stock, unless, within 60 days after the effective date of a Change in Control of the Bank, the Director requested that all or a portion of his Deferral Account balance be reinvested in a deemed investment other than Company Stock, in which case the distribution of that amount shall be made in cash.

         3.       Section 4.2 is hereby amended as follows:

                  4.2 Death Prior to Complete  Distribution of Deferral Account.
                      ---------------------------------------------------------
         Upon the death of the Director prior to the commencement of the distribution of the amounts credited to his Deferral Account, the balance of such Account shall be distributed to his Beneficiary in the manner set forth under Section 4.1 hereof beginning on the first day of the first calendar quarter coincident with or next following the date the Director dies. In the event of the death of the Director after the commencement of such distribution, but prior to the complete distribution  of his  Deferral  Account,  the  balance  of the  amounts credited to his Deferral Account shall be distributed to his Beneficiary over the remaining period during which such amounts were distributable to the Director under Section 4.1 hereof. Notwithstanding the above, the Board of Directors, in its sole discretion, may accelerate the distribution of the Deferral Account upon the Beneficiary's petition for acceleration based upon his incurring a Hardship, in accordance with Section 4.5. Notwithstanding any provision of this Agreement to the contrary, effective March 31, 2006, all amounts deemed invested in Company stock shall be distributed solely in the form of Company stock, unless, within 60 days after the effective date of a Change in Control of the Bank, the Director requested that all or a portion of his Deferral Account balance be reinvested in a deemed investment other than Company Stock, in which case the distribution of that amount shall be made in cash.

         4.       Section 4.3 is hereby amended as follows:

                  4.3  Accelerated  Distribution  Following a Change in Control.
                       --------------------------------------------------------
         Notwithstanding any other provision of this Agreement, upon the written request of the Director within sixty (60) days after a Change in Control, the Director shall be paid a cash lump sum distribution of the Director's vested Deferral Account balance. The amount payable shall be the fair market value of the Deferral Account balance on the date of distribution.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                 PROVIDENT BANK

                                 By:
                                     -------------------------------------------
                                 Name:
                                          --------------------------------------
                                 Title:
                                          --------------------------------------

                                 DIRECTOR

                                 -----------------------------------------------


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